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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 SPIGADORO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                                   13-3920210
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(State of incorporation or organization)    (I.R.S. employee identification no.)

55 East 70th Street, 24th Floor
New York, New York                                         10022
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(Address of principal executive offices)                 (zip code)

        Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class             Name of each exchange on which
         to be so registered             each class to be registered
         -------------------             ------------------------------

    Common Stock, $.01 par value         American Stock Exchange
    ----------------------------         -----------------------

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ x ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

                Securities Act registration statement file number
                         to which this form relates: N/A

        Securities to be registered pursuant to Section 12(g) of the Act:

                                      None



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information called for by this Item 1 is incorporated herein by reference from the Registrant's Registration Statement on Form S-4 File No. 333-92001 originally filed with the Securities and Exchange Commission on December 2, 1999.

ITEM 2.  EXHIBITS

         1. (a) Amended and Restated Certificate of Incorporation of the Registrant.*

            (b) Amendment to the Amended and Restated Certificate of Incorporation of the Registrant.**

         2.        Amended and Restated By-Laws of the Registrant.***










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*    Incorporated by reference to the Registrant's Current Report on Form 8-K as filed on January 11, 1999.

** Incorporated by reference to the Registrant's Current Report on Form 8-K as filed on January 12, 2000.

*** Incorporated by reference to the Registrant's Annual Report on Form 10-K as filed on March 31, 1999.



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                                    SIGNATURE


                Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: January 12, 2000                       SPIGADORO, INC.


                                             By: /s/ Jacob Agam
                                                 -------------------------
                                                 Jacob Agam
                                                 Chairman of the Board and
                                                 Chief Executive Officer





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